EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            In connection with the accompanying Quarterly report on Form 10-QSB of Magna-Lab, Inc. for the quarter and nine months ended November 30, 2006, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-QSB for the quarter and nine months ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-QSB for the quarter and nine months ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

January 10, 2007                         /s/ Kenneth C. Riscica
                                         ---------------------------------------
                                         Name: Kenneth C. Riscica
                                         Title: Treasurer & Secretary (principal
                                         financial officer)